UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 13, 1998
                Date of Report (Date of earliest event reported)




                                APPLE SOUTH, INC.
             (Exact name of registrant as specified in its charter)



                                                         `
        Georgia              Commission File No. 0-19542          59-2778983
------------------------   -------------------------------   -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
 Hancock at Washington
   Madison, Georgia                                                  30650
------------------------                                         -------------
(Address of Principal                                              (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (706) 342-4552



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Item 5.   OTHER EVENTS

     Apple South, Inc. (the "Company") filed Articles of Restatement with the Secretary of State of Georgia effective October 13, 1998, which amended and restated the Company's Articles of Incorporation to change the Company's name to Avado Brands, Inc. In addition, the Company is changing its trading symbol on the Nasdaq National Market for its common stock to "AVDO".

























































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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C. Exhibits

     3(i).1  Articles  of  Restatement   containing  the  Restated  Articles  of
             Incorporation of the Registrant, as amended and restated on October 13, 1998.

























































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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         APPLE SOUTH, INC.
                                                           (Registrant)


Date: October 13, 1998                          By:  /s/ Philip L. Ammons
                                                     ---------------------------
                                                     Philip L. Ammons
                                                     Chief Accounting Officer

















































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